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                                                                    EXHIBIT 99.1

[TECH TEAM LOGO]                                                    NEWS RELEASE

                                                             NASDAQ/NM -- "TEAM"

FOR IMMEDIATE RELEASE, Monday, January 3, 2005

TECHTEAM GLOBAL ANNOUNCES ACQUISITION OF SYTEL, INC.

ACQUISITION WILL FURTHER ENLARGE TECHTEAM'S PROFESSIONAL SERVICES AND SYSTEMS INTEGRATION BUSINESS SEGMENT AND GREATLY EXPAND THE COMPANY'S GOVERNMENT TECHNOLOGY SYSTEMS PRESENCE IN NORTH AMERICA

SOUTHFIELD, MICHIGAN, January 3, 2005...TECHTEAM GLOBAL, INC., (Nasdaq: TEAM), a global provider of information technology and business process outsourcing support services, today announced that it has purchased all of the outstanding stock of SYTEL, INC., effective as of today. Sytel is a diversified information technology services and solutions company headquartered in Bethesda, Maryland, providing managed network services and advanced enterprise solutions -- including network design, management, and support; network security services; help desk support; program design and implementation; and e-government and e-learning solutions -- to several departments of the federal government. Sytel has enjoyed long and substantial customer-supplier relationships with several branches of the United States government, including the Department of State, Department of Homeland Security, Department of Defense, Department of Health and Human Services, Department of Commerce, the Export-Import Bank, the Drug Enforcement Administration, and the National Institutes of Health.

Sytel posted total revenues of approximately $21.1 million and net income of approximately $1.35 million for the nine months ended September 30, 2004. The company also reported revenue of $28.3 million and net income of $1.36 million for its fiscal year ended December 31, 2003. With over 300 employees, the company also has an office in Herndon, Virginia and conducts business at 20 additional locations. Further information about the company may be obtained from its web site at www.sytel.com.

The terms of the transaction included a purchase price of $18.5 million, with an additional sum of up to $2.0 million that may be paid by TechTeam upon the renewal of a certain customer contract which is scheduled to expire in early 2005. Further payments may be made to Sytel's shareholders during the two years immediately following the acquisition upon Sytel's attainment of specified gross profit objectives and the satisfaction of various other conditions. Complete terms of the transaction, including a copy of the Stock Purchase Agreement, will be contained in a Form 8-K filing to be made by TechTeam with the United States Securities and Exchange Commission.

                                    - More -

 27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866
                    - Fax (248) 357-2570 - www.techteam.com

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[TECH TEAM LOGO]                                                    NEWS RELEASE

Commenting on this announcement, William F. Coyro, Jr., TechTeam's President and Chief Executive Officer, stated, "We are very excited about this acquisition and the significant expansion and presence it will provide us in the rapidly growing government technology systems sector. Sytel is a recognized leader in its market, has a reputation for providing outstanding customer service, and has a highly skilled and client-focused work force. We are delighted to have Sytel join the TechTeam Global family of companies, which includes Digital Support Corporation, an outstanding company that TechTeam acquired one year ago. Digital Support Corporation provided TechTeam with an important, immediate and accretive entree into the federal and local government services markets. The continued expansion of TechTeam's professional services and systems integration business segment, which will occur as a result of the Sytel acquisition, will complement our established call center, help desk, computer desk-side support, technical staffing, and training service business segments. The addition of Sytel to TechTeam will be immediately accretive to TechTeam's earnings in 2005 and will help us continue to expand our market share and revenue growth within our core business groups."

Also commenting on this announcement, Jeannette Lee White, President and Chief Executive Officer of Sytel, stated "We are equally delighted to be joining forces with a company of TechTeam Global's reputation and stature. We believe that the transaction with TechTeam will allow us to be more successful than we could have otherwise been as an independent company. TechTeam's extensive experience in delivering integrated help desk and call center solutions, superior overall customer value proposition, and outstanding technical tools -- combined with their financial strength and complementary acquisition of Digital Support Corporation -- will allow us to grow much faster together than we could have by ourselves. We are very excited about this transaction and look forward to becoming part of the TechTeam Global organization."

Coyro added, "Jeannette Lee White is an outstanding business leader and visionary. In 1998 she was named `Executive of the Year' by the High Technology Council of Maryland and one of the `Top 100 Greatest Entrepreneurs in America' by Success magazine that same year. Sytel represents an exceptional group of employees who will significantly strengthen TechTeam's service delivery capabilities."

The Chesapeake Group served as investment advisors to TechTeam Global in this transaction. The Windsor Group, LLC served as investment advisors to Sytel. Butzel Long, PC served as legal counsel to TechTeam in this transaction.

TECHTEAM GLOBAL will host a teleconference call to discuss today's announcement at 11:00 a.m. EST, on Tuesday, January 4, 2005.

To access a simultaneous Webcast of the teleconference, go to the TechTeam Global web site at www.techteam.com and click on the "Investor" tab to access the Webcast icon. From this site, you can download the necessary software and listen to the teleconference. TechTeam encourages you to review the site before the teleconference to ensure that your computer is configured properly.

A taped replay of the call will be available beginning at approximately 1:00 p.m. EST, Tuesday, January 4, 2005. This toll-free replay will be available until 11:00 p.m. EST, Tuesday, January 11, 2005. To listen to the teleconference replay, call 800-633-8284. (Outside the United States, call +1-402-977-9140.) When prompted, enter the TechTeam reservation number: 21226676.

                                    - More -

 27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866
                    - Fax (248) 357-2570 - www.techteam.com

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[TECH TEAM LOGO]                                                    NEWS RELEASE

TECHTEAM GLOBAL, INC. is a global provider of information technology and business process outsourcing support services. The Company's ability to integrate computer services into a flexible, total single point of contact
(SPOC) solution is a key element of its success. Partnerships with some of the world's "best-in-class" corporations provide TechTeam with unparalleled experience and expertise in providing the following IT support solutions: help desk/call center services, technical staffing, professional services/systems integration, and training programs. For information about TechTeam Global and its outstanding services, call 1-800-522-4451 or visit www.techteam.com. TechTeam's common stock is traded on the NASDAQ National Market under the symbol "TEAM."

SYTEL, INC., headquartered in Bethesda, Maryland, provides professional services empowering Government enterprises with solutions to address tomorrow's challenges through better use of information and information technology investments. The company specializes in enterprise information portals, knowledge and content management, competitive sourcing solutions, e-forms implementation, applications development, information assurance services, and network and help desk operations.

SAFE HARBOR STATEMENT

The statements contained in this press release that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the potential impact of this acquisition on the Company's revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. There are significant risks associated with the Company's ability to successfully integrate this acquisition on a timely basis. Further, there can be no assurance that it will have the impact on the Company's financial condition and results of operations contemplated in this release. The factors that could affect the anticipated impact include but are not limited to the inability to retain government business or key employees of the acquired company. The forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission.

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CONTACTS:

                                        TECHTEAM GLOBAL, INC.
TECHTEAM GLOBAL, INC.                   David W. Morgan
William F. Coyro, Jr.                   Vice President, Chief Financial Officer,
President and Chief Executive Officer   and Treasurer
(248) 357-2866                          (248) 357-2866
wcoyro@techteam.com                     dmorgan@techteam.com

 27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866
                    - Fax (248) 357-2570 - www.techteam.com